Exhibit 10.1

August 28, 2006
Mr. Alan Treibitz
   And Stephanie S. Kelso
Z-Axis Corporation
The Quadrant, 5445 DTC Parkway #450
Greenwood Village, CO 80111

RE:	Modification to Letter Agreement (Letter Agreement) dated July 2004 between Z-Axis Corporation (Borrower) and Colorado Business Bank (Bank) relating to a Promissory Note dated June 2, 2003 (Line Commitment)
Dear Alan and Stephanie:
Please let this letter serve as evidence that, in consideration of $1,000, Colorado Business Bank waived all past covenant violations pertaining to the above referenced Line Commitment. These covenants have been amended in connection with the Line Commitment renewal done in August 2006, as referenced in a new Letter Agreement dated August 28, 2006.
Please acknowledge your agreement with the above referenced changes by signing below.

Sincerely,

/s/ Nancy Snyder

Nancy Snyder
Senior Vice President

Acknowledged:

Z-Axis Corporation

By	/s/ Alan Treibitz

Alan Treibitz, CEO
By	/s/ Stephanie S. Kelso

Stephanie S. Kelso, President

821 17th Street • Denver, Colorado 80202
Tel: 303.312.3400 • Fax: 303.312.3477
www.cobizbank.com